NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2025 Fund Nationwide Destination 2030 Fund Nationwide Destination 2035 Fund Nationwide Destination 2040 Fund Nationwide Destination 2045 Fund	Nationwide Destination 2050 Fund Nationwide Destination 2055 Fund Nationwide Destination 2060 Fund Nationwide Destination 2065 Fund Nationwide Destination Retirement Fund
Supplement dated November 23, 2022
to the Prospectus dated February 28, 2022
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Effective immediately, the table under the heading “Average Annual Total Returns (For the Periods Ended December 31, 2021)” on page 54 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	Since Fund Inception	Fund Inception Date
Class A Shares – Before Taxes	10.53%	18.86%	2/28/2020
Class A Shares – After Taxes on Distributions	8.39%	16.16%	2/28/2020
Class A Shares – After Taxes on Distributions and Sales of Shares	6.42%	13.47%	2/28/2020
Class R Shares – Before Taxes	16.96%	22.39%	2/28/2020
Class R6 Shares – Before Taxes	17.78%	23.28%	2/28/2020
Institutional Service Class Shares – Before Taxes	17.48%	23.00%	2/28/2020
S&P Target Date To 2060+ Index (The Index does not pay sales charges, fees, expenses or taxes.)	17.91%	21.76%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE